                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 31, 2007
                                                           ------------

                              --------------------

                             EVERLAST WORLDWIDE INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   0-25918                  13-3672716
         --------                   -------                  ----------
(State or Other Jurisdiction       (Commission             (IRS Employer
      of Incorporation)            File Number)           Identification No.)

        1350 Broadway, Suite 2300, New York, New York                10018
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           (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code (212) 239-0990
                                                           --------------

                                       N/A
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On May 31, 2007, Everlast Worldwide Inc. (the "Company") engaged J.H. Cohn
LLP  ("J.H.  Cohn")  as  its  independent  registered  public  accountant.   The
engagement  of J.H.  Cohn was approved by the Audit  Committee of the  Company's
Board of Directors.

      During the years  ended  December  31,  2006 and 2005 and  through May 31,
2007,  the Company did not consult with J.H. Cohn with respect to any of (i) the
application  of  accounting  principles  to  a  specified  transaction,   either
completed or proposed;  (ii) the type of audit opinion that might be rendered on the  Company's  financial  statements;  or (iii) any matter  that was either the subject of disagreement (as defined in Item  304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
            APPOINTMENT  OF  CERTAIN  OFFICERS;   COMPENSATORY  ARRANGEMENTS  OF
            CERTAIN OFFICERS.

      On May 31, 2007,  the Company  entered into an amendment to its employment agreement  with Gary J. Dailey (the  "Agreement")  pursuant to which the Company deleted a  provision  added in the First  Amendment  to the  Agreement  limiting certain payments  following a change in control,  which addition the Company and
Mr. Dailey believe to have been inconsistent  with the intent of the parties.  A copy of the Agreement is attached hereto as Exhibit 99.1.

      On June 1, 2007, at the Annual Meeting of  Stockholders,  the stockholders of the Company approved an amendment of the Company's 2000 Stock Option Plan, as amended,  to give the Company the flexibility to grant  restricted stock awards, in addition to stock options,  to the  employees,  officers or directors of, and any consultants or advisors to, the Company or any of its  subsidiaries.  A copy of the 2000 Stock  Option and  Restricted  Stock Plan,  as amended,  is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

Exhibit Number    Description
--------------    -----------

99.1              Third Amendment to Employment  Agreement,  dated May 31, 2007, by and between Everlast Worldwide Inc. and Gary J. Dailey

99.2              2000 Stock Option and Restricted Stock Plan, as amended

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    EVERLAST WORLDWIDE INC.
                                         (Registrant)

Date: June 6, 2007
                                    By: /s/ Gary J. Dailey
                                        ----------------------------------------
                                    Name:  Gary J. Dailey
                                    Title: Chief Financial Officer